EXHIBIT 16
                                                                      ----------


                                                August 24, 2004



Securities and Exchange Commission
Washington, D.C. 20549


Dear Commissioners:

We have read Signature Eyewear, Inc.'s statements included under Item 4.01 of its Form 8-K for July 26, 2004, and we agree with such statements concerning our Firm.



                                     /s/ Singer Lewak Greenbaum & Goldstein, LLP
                                     SINGER LEWAK GREENBAUM & GOLDSTEIN, LLP